                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          ___________________________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 25, 1997
               Date of Report (Date of earliest event reported)


                         DISCOVERY LABORATORIES, INC.
            (Exact name of Registrant as specified in its charter)


         Delaware                      000-26422                94-3171943
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



                        509 Madison Avenue, 14th Floor
                           New York, New York  10022
                   (Address of principal executive offices)



                                (212) 223-9504
             (Registrant's telephone number, including area code)

Item 5.  Other Events

     Effective 5:00 p.m. (Eastern Daylight Time) on November 25, 1997, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of July 16, 1997, between Ansan Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Discovery Laboratories, Inc., a Delaware corporation ("Old Discovery"), Old Discovery merged with and into the Company (the "Merger"). In connection with the Merger, the Company changed its name to Discovery Laboratories, Inc. Concurrently with the effectiveness of the Merger, the Company effected a 1-for-3 reverse split (the "Reverse Split") of its outstanding Common Stock, par value $0.001 per share (the "Company Common Stock"), and its outstanding Class A and Class B Warrants.

     As a consequence of the Merger and the Reverse Split, each share of Common Stock of Old Discovery will be exchanged for 0.389157 shares of new Company Common Stock and each share of Series A Convertible Preferred Stock of Old Discovery (each of which was convertible into 4 shares of the Common Stock of Old Discovery) will be exchanged for one share of Series B Convertible Preferred Stock of the Company. Each share of Series B Convertible Preferred Stock of the Company will be convertible into 1.556628 shares of new Company Common Stock. Cash will be paid in lieu of fractional shares of new Company Common Stock.

     As a consequence of the Reverse Split, each share of Company Common Stock outstanding immediately prior to the Merger will be exchanged for 1/3 of a share of new Company Common Stock. Cash will be paid in lieu of fractional shares of new Company Common Stock. Each Class A Warrant outstanding immediately prior to the Merger will be exchanged for 1/3 of a new Class A Warrant and each Class B Warrant outstanding at such time will be exchanged for 1/3 of a new Class B Warrant. Each new Class A Warrant will be exercisable for one share of new Company Common Stock and one new Class B Warrant at an exercise price of $19.50 per new Class A Warrant. Each new Class B Warrant will be exercisable for one share of new Company Common Stock at an exercise price of $26.25 per Class B Warrant.

     Continental Stock Transfer & Trust Company ("Continental") has been retained by the Company to serve as exchange agent in connection with the Merger and the Reverse Split. As soon as reasonably practicable, the Company will mail transmittal letters to stockholders of record of Old Discovery at the effective time of the Merger and will cause Continental to mail transmittal letters to stockholders and warrantholders of record of the Company at the effective time of the Merger. The transmittal letters will contain instructions for use in effecting the surrender of securities for exchange (and for payment in lieu of fractional shares of new Company Common Stock) pursuant to the Merger and the Reverse Split.

     As of the effective time of the Merger, Louis R. Bucalo, Lindsay A. Rosenwald, M.D. and Ilan Cohen resigned from the Board of Directors of the Company, the size of the Board was increased to ten directors and Steve H. Kanzer, C.P.A., Esq., James S. Kuo, M.D., Evan Myrianthopoulos, Jeurg F. Geigy, Esq., Max Link, Ph.D., Herbert H. McDade, Jr., and Marc C. Rogers, M.D., former directors of Old Discovery, were elected to the Board of Directors of the Company, thereby fulfilling the requirements of the Merger Agreement regarding the size and composition of the Board immediately following the Merger.

     The foregoing description of and references to the above-referenced agreements and transactions are qualified in their entirety by reference to the complete text of the Merger Agreement (which is incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4 filed August 25, 1997 (Registration No. 333-34337) (the "Registration Statement") and the press release issued by the Company on November 26, 1997 with respect to the effectiveness of the Merger and the Reverse Split, which press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         (a)    Financial Statements of Business Acquired

                It is impracticable to provide certain of the required financial statements for Old Discovery at the date hereof. The Company undertakes to file such required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than February 6, 1998. The Company incorporates herein by reference the financial statements of Old Discovery set forth on pages F-23 through F-34 of Part I of Amendment No. 2 to the Registration Statement filed on October 24, 1997, copies of which financial statements are included as Exhibit 99.1 hereto.

         (b)    Pro Forma Financial Information

                Attached hereto as Exhibit 99.2 is certain pro forma financial information which the Company is required to file on or before November 30, 1997 pursuant to a temporary exemption received by the Company from The NASDAQ Stock Market, Inc. during July 1997 with respect to the requirements for listing the Company's securities on the NASDAQ SmallCap Market.

                It is impracticable to provide certain of the pro forma financial information required pursuant to Article 11 of Regulation S-X at the date hereof. The Company undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than February 6, 1998. The Company incorporates by reference the pro forma financial statement set forth on p. 58 of Part I of Amendment No. 2 to the Registration Statement, a copy of which pro forma financial statement is included in Exhibit 99.2 hereto.

        (c)     Exhibits:

                2.1 Agreement and Plan of Reorganization and Merger dated as of July 16, 1997, between the Company and Old Discovery filed as
                Exhibit 2.1 to the Company's Registration Statement is incorporated herein by reference.

                23.1 Consent of Richard A. Eisner & Company, LLP, Independent Auditors.

                99.1  Financial Statements of Business Acquired.

                99.2  Pro Forma Financial Information.

                99.3  Press Release dated November 26, 1997.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DISCOVERY LABORATORIES, INC.

Date: November 26, 1997

                                        By:   /s/  James S. Kuo
                                           -----------------------------
                                           Name: James S. Kuo, M.D.
                                           Title: Chief Executive Officer

                                 EXHIBIT INDEX


        Exhibit Number                          Description
        --------------                          -----------

            2.1 Agreement and Plan of Reorganization and Merger dated as of July 16, 1997, between the Company and Old Discovery filed as Exhibit 2.1 to the Registration Statement is incorporated herein by reference.

           23.1                         Consent of Richard A. Eisner & Company,
                                        LLP, Independent Auditors.

           99.1                         Financial Statements of Business
                                        Acquired.

           99.2                         Pro Forma Financial Information.

           99.3                         Press Release dated November 26, 1997.